BLACKROCK FUNDAMENTAL GROWTH V.I. FUND
OF BLACKROCK VARIABLE SERIES FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 20, 2008
TO THE PROSPECTUS DATED MAY 1, 2008

Effective November 17, 2008, the following changes are made to the Prospectus of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc.

The section in the Prospectus captioned “How the Fund Invests — About the Portfolio Managers” on page 7 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals. Jeffrey Lindsey and Edward Dowd are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, in the section captioned “Other Important Information and Statement of Additional Information,” the discussion of the Fund’s portfolio manager beginning on page 8 is deleted in its entirety and replaced with the following:

The Fund is managed by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock, and Edward P. Dowd, Managing Director at BlackRock.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Mr. Lindsey is head of BlackRock’s Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Mr. Lindsey, as Managing Director at SSRM, headed the Mid- and Large-Cap Growth Teams. He joined SSRM in 2002 and was promoted to Chief Investment Officer — Growth in 2003. He was responsible for overseeing all of the firm’s growth and core products. He was the co-portfolio manager of the State Street Legacy Fund and the firm’s large cap growth institutional portfolios. Prior to joining SSRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Mr. Dowd joined BlackRock as a Director following the SSRM merger, and was promoted to Managing Director in 2006. He is primarily responsible for the technology and energy sectors. Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the prior five years, he also served as a Senior Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

Code #VAR-FGVI-PR-0508SUP